UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2013 (May 30, 2013)

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street

Suite 1700, Chicago

Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2013, Strategic Hotels & Resorts, Inc. (the “Company”) entered into an amendment, dated as of May 30, 2013 (the “Amendment”), to the Rights Agreement, dated as of November 14, 2008, as amended on November 24, 2009 and November 12, 2012 (as so amended, the “Rights Agreement”), by and between the Company and Computershare Shareowner Services LLC, a New Jersey limited liability company (f/k/a Mellon Investor Services LLC), as rights agent.

Effective as of May 30, 2013, the Amendment accelerates the expiration date of the Company’s Series D Junior Participating Preferred Stock Purchase Rights (the “Rights”) from the close of business on November 30, 2013 to the close of business on May 30, 2013. Accordingly, as of 5:00 p.m. (Chicago, Illinois time) on May 30, 2013, the Rights expired and the Rights Agreement effectively terminated as of such time.

A copy of the Amendment is attached as Exhibit 4.1 to this report and is incorporated herein by reference. A copy of the Rights Agreement as originally executed is attached as Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on November 19, 2008 and is incorporated herein by reference. A copy of the November 24, 2009 amendment to the Rights Agreement is attached as Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on November 25, 2009 and is incorporated herein by reference. A copy of the November 12, 2012 amendment to the Rights Agreement is attached as Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on November 13, 2012 and is incorporated herein by reference. The foregoing description of the Amendment and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Rights Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 1.02 by this reference.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of the Amendment described in Item 1.01 above, the outstanding Rights expired as of 5:00 p.m. (Chicago, Illinois time) on May 30, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Amendment No. 3 to the Rights Agreement, dated as of May 30, 2013, by and between Strategic Hotels & Resorts, Inc. and Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC), amending the Rights Agreement, dated as of November 14, 2008, as amended on November 24, 2009 and November 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

Date: May 31, 2013	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 3 to the Rights Agreement, dated as of May 30, 2013, by and between Strategic Hotels & Resorts, Inc. and Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC), amending the Rights Agreement, dated as of November 14, 2008, as amended on November 24, 2009 and November 12, 2012.